A Leading Mineral and Royalty Business Exhibit 99.2

Disclaimer FORWARD-LOOKING STATEMENTS This presentation relates to Sitio Royalties Corp. (the “Company” or “Sitio”) following the merger and related transactions (collectively, the “Merger”) between the Company (formerly Falcon Minerals Corporation) and Desert Peak Minerals and release includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “seeks,” “possible,” “potential,” “predict,” “project,” “prospects,” “guidance,” “outlook,” “should,” “would,” “will,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about; the expected benefits of the Merger; future dividends; and future plans, expectations, and objectives for the Company’s operations after completion of the Merger, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected production, projected costs, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in the Company’s proxy statement on Schedule 14A, filed with the SEC on May 5, 2022, its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended on Form 10-K/A, and in its Quarterly Reports on Form 10-Q, filed with the SEC for a discussion of risk factors that affect our business. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Neither Desert Peak nor Falcon undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law. INDUSTRY AND MARKET DATA The information, data and statistics contained herein are derived from various internal (including data that Sitio has internally collected) and external third party sources. While Sitio believes such third party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Sitio has not independently verified the accuracy or completeness of the information provided by third party sources. No representation is made by Sitio’s management as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any information, data or statistics on past performance or modeling contained herein is not an indication as to future performance. Sitio assumes no obligation to update the information in this presentation. BASIS OF PRESENTATION Unless otherwise noted, all NRA counts and gross and net well counts are as of 06/06/22. All NRA metrics shown on an 1/8ths royalty equivalent basis. NON-GAAP MEASURES This presentation includes financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). While Sitio believes such non-GAAP measures are useful for investors, they are not measures of financial performance under GAAP and should not be considered in isolation or as an alternative to any measure of such performance derived in accordance with GAAP. These non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries.

Mineral and royalty interest ownership provides unique, cost advantaged oil and gas exposure Differentiated, large-scale consolidation strategy across diversified operators Disciplined capital allocation focused on value creation and returns Best-in-class governance model led by experienced Board and management Premier asset base focused at the front end of operators’ cost curves Sitio’s investment thesis

A leading oil-weighted mineral and royalty consolidator focused on large scale acquisitions

SITIO ROYALTIES

Sitio acquires and manages oil and gas minerals and royalties in U.S. shale plays with a focus on the Permian Basin

Key statistics[(1)]

Ticker	STR
Share price	$28.76
Enterprise value ($ mm)	$2,569
Pro forma annualized 1Q22 adjusted EBITDA ($ mm)[(2)]	$317
Pro forma leverage[(3)]	0.5x

1Q22 Production and NRAs (net royalty acres)



6%
20%
15,487
boe/d
74%
Permian
Eagle Ford
Appalachian

50% oil



12,400
21,800
76%
Permian
107,600
Permian
Eagle Ford
Appalachian

141,800 NRAs[(4)]

Sitio asset footprint by county



Permian Basin
NM
TX
Eagle Ford Shale
TX
Appalachian
NY
OH
PA
WV
MD
NJ

(1) Share price and enterprise value as of 06/06/22.
(2) Annualized 1Q22 adjusted EBITDA calculated as the sum of ~$60mm of Desert Peak Minerals ("DPM") 1Q22 Adjusted EBITDA plus ~$18mm of FLMN Adjusted EBITDA plus ~$3mm of DPM 1Q22 cash G&A plus ~$2mm of FLMN 1Q22 cash G&A less Sitio's quarterly public cash G&A assumption of ~$3.75mm all multiplied by 4.
(3) Net debt calculated as of 06/06/22 and assumes completion of acquisitions signed to date.
(4) NRAs include all acquisitions signed to date.

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No physical operations or environmental liabilities Mineral interests are perpetual real property interests No field staff or lease operating expenses and 100% of capital expenditures are discretionary Data management systems improve royalty management capabilities Highly fragmented mineral and royalty ownership with limited number of buyers capable of large-scale acquisitions G&A expenses do not increase linearly with company scale Highest margin component of the energy value chain with limited direct exposure to cost inflation Ability to return majority of cash flow to investors Mineral and royalty businesses are a structurally advantaged asset class SIMPLICITY EFFICIENCY SCALABILITY PROFITABILITY

Mineral and royalty ownership provides compelling margins and organic growth upside without development capex

SITIO ROYALTIES

Mineral and royalty businesses have better EBITDA margins…



71%
55%
49%
43%
37%
19%
Mineral and royalty
Large Cap E&P
SMID Cap E&P
S&P 500 REITs
S&P 500 Utilities
S&P 500 Industrials

2021 EBITDA Margin(1)

…And EBITDA growth without development capex



35%
25%
12%
6%
6%
4%
Mineral and Royalty(2)
Large Cap E&P
SMID Cap E&P
S&P 500 Industrials
S&P 500 REITs
S&P 500 Utilities

2016 – 2021 EBITDA CAGR(3)

Source: FactSet as of 06/06/22.

Note: Statistics represent median of peer group. Mineral and royalty index includes: BSM, KRP, FLMN, VNOM, MNRL, and TPL. Large Cap E&P includes: APA, CLR, COP, CTRA, DVN, EOG, EQT, FANG, HES, MRO, OVV, OXY, PXD. SMID Cap E&P includes: AR, CDEV, CHK, CNX, CPE, CPG, KOS, MGY, MTDR, MUR, OAS, PDCE, RRC, SM, SWN, WLL.

(1) EBITDA margin represents EBITDA divided by revenue.

(2) EBITDA growth for BSM, KRP and VNOM represents 2016 - 2021 annualized EBITDA CAGR. EBITDA growth for FLMN and MNRL represents 2018 - 2021 annualized EBITDA CAGR. TPL not included in EBITDA CAGR. EBITDA sourced from FactSet.

(3) EBITDA CAGR represents the compound annual growth rate from 01/01/16 to 12/31/21 other than as noted in footnote 2.

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Mineral and royalty business total returns are resilient through economic cycles

SITIO ROYALTIES

Creating leading FCF yield…

Mineral and royalty FCF yield has remained resilient through the economic cycle, including during the Covid-19 Pandemic



7%
5%
5%
2%
(1%)
(3%)
Mineral and royalty(1)
S&P 500 REITs
S&P 500 Industrials
Large Cap E&P
SMID Cap E&P
S&P 500 Utilities

2016 – 2021 Average FCF Yield[2]

…And attractive returns for investors

Total returns (share price performance plus dividends) by year



62%
10%
36%
20%
4%
(6%)
13%
29%
(41%)
16%
84%
27%
52%
(13%)
2016
2017
2018
2019
2020
2021
2022
Mineral and royalty
S&P 500

Source: Company filings and presentations and FactSet as of 06/06/22.

Note: Statistics represent median of peer group. Mineral and royalty index includes: BSM, KRP, FLMN, VNOM, MNRL, and TPL. Large Cap E&P includes: APA, CLR, COP, CTRA, DVN, EOG, EQT, FANG, HES, MRO, OVV, OXY, PXD. SMID Cap E&P includes: AR, CDEV, CHK, CNX, CPE, CPG, KOS, MGY, MTDR, MUR, OAS, PDCE, RRC, SM, SWN, WLL.

(1) Minerals peer set for average free cash flow yield represented by BSM, KRP and VNOM for 2016 – 2021, FLMN and MNRL for 2018 – 2021, and TPL in 2021 only.

(2) Free cash flow defined as cash flow from operations less capex. Free cash flow yield represents full year free cash flow divided by year-end equity value per FactSet. Figures shown represent the median of the 2016 - 2021 average free cash flow yield for the companies in the peer group. The 2016 - 2021 average free cash flow yield for each company represents the average for all years between 2016 and 2021 where the company had publicly available financials.

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Mineral and royalty businesses also act as an inflation hedge (CPI % Inflation) (WTI Price) Source: FactSet and Bureau of Labor Statistics as of 06/06/22. CPI vs. WTI 2017 – Current Key takeaways Mineral and royalty revenue is driven by energy prices, acting as an inflation hedge for shareholders Minerals are not directly exposed to drilling and completion or lease operating expense cost inflation like E&P companies

Target greater than mid-teens unlevered returns Prioritize Permian-focused assets to leverage extensive in-basin experience Thoroughly diligence land, geology, and engineering data Understand depth of line-of-sight inventory Avoid single-operator and/or high-NRI concentration risk Strong preference for relationship-driven, privately negotiated acquisitions vs. broad auction processes Sitio’s disciplined underwriting approach results in strong returns (boe/d) (1) Cumulative first 6-month production (boe/d) ~20% average outperformance (1)Actuals based on IHS reported actuals as of 03/31/22. Key underwriting criteria Sitio’s recent large acquisitions are all outperforming underwriting assumptions

Sitio has a proven and peer leading consolidation effort Over 195,000 NRAs evaluated for acquisition, but bid/ask spread was too wide 1Q22: 105,500 Current: 141,800 (% NRA increase) Note: For Sitio, includes all acquisitions signed through 06/06/22. (1)Peers include BSM, KRP, MNRL, TPL, and VNOM. BSM NRAs only include NRAs in Black Stone Resource Plays as defined in BSM’s publicly filed documents. Sitio NRAs since inception: 180+ acquisitions to date Change in NRAs by public peers since 2019(1) (Cumulative NRAs) (NRAs acquired by quarter) Peer 1 Peer 5 Peer 4 Peer 3 Peer 2

Sitio is well positioned to consolidate the highly fragmented mineral and royalty sector…

Aggregate public market capitalization(1)



($ in Bn)
Less than 10 public oil and gas royalty companies vs. 45+ public E&P operators
$29
$730
Mineral and Royalty
E&P

Estimated U.S. royalty revenue(2)



Only a fraction of U.S. oil and gas royalty payments go to current public royalty companies
~3%
~$66 Bn
in 2021
~97%
Public mineral company revenue
Royalties paid to private mineral owners

Source: Company filings, FactSet, and the EIA as of 06/06/22.

(1) Minerals include BSM, DMLP, KRP, MNRL, STR, TPL, and VNOM. E&P includes AMPY, APA, AR, BATL, BRY, CDEV, CHK, CIVI, CNX, COP, CPE, CRC, CRGY, CRK, CTRA, DEN, DVN, EOG, EPM, EQT, ERF, ESTE, FANG, GPOR, HES, HPK, KOS, LPI, MGY, MRO, MTDR, MUR, OAS, OVV, OXY, PDCE, PXD, REI, REPX, RRC, SBOW, SD, SM, SWN, TALO, WLL, and WTI.

(2) Total U.S. oil and gas revenues are calculated taking EIA monthly oil and gas production data, multiplying by average monthly WTI and HHUB spot prices according to the EIA. Royalty payments calculated assuming an average lease royalty of 18.75% and that 20% of oil and gas production occurs on federal acreage where all royalties go to the government.

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...Particularly in its core target area of the Permian Basin

Permian Basin NRAs



Delaware
Midland
~7.5mm
total
~5.3mm
acquirable
30%
70%
~5.6mm
total
~5.1mm
acquirable
8%
92%
Non-acquirable acreage
Acquirable acreage

- Non-acquirable acreage is comprised of federal and state-owned minerals and royalties where the government does not sell minerals or NPRIs and minerals owned by CVX, TPL, and VNOM
- Acquirable acreage is defined as any acreage in which Sitio can purchase mineral rights or NPRIs that is not owned by CVX, TPL, or VNOM

Permian Basin addressable market



~20,000 and ~45,000 unique mineral owners across the Delaware and Midland, respectively
Eddy
Lea
Andrews
Martin
Howard
Glasscock
Culberson
Loving
Winkler
Ector
Midland
Ward
Crane
Reeves
Upton
Reagan
NM
OK
TX
avis
Sitio
Acquirable NRAs
Non-acquirable NRAs
Delaware and Midland Basins

Source: Company filings as of 03/31/22. Unique mineral owners based on public tax roll data.

Note: CVX mineral ownership based on calculating the surface acreage of CVX minerals ownership in Culberson, Loving, and Reeves counties and applying a 12.5% royalty interest. Assumes maximum royalty interest of 25% on all gross acres, adjusted to 1/8th royalty equivalent basis. Includes all acquisitions signed as of 03/31/22.

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Significant cash G&A ($/boe) reduction while well count grows ~4.4x Acquisitions will drive improvements in Sitio’s scalable cost structure 24 26 Employees <35 2,438 7,706 Gross Wells 10,791 40% decline in cash G&A $/Boe (NRAs) (Cash G&A $/Boe) (3) (1) Includes all acquisitions signed to date. (2) 1Q22 pro forma cash G&A based on the Sitio’s estimated annual public cash G&A amount, which is equal to $15mm. Sitio’s estimated cash G&A is not inclusive of any stock-based compensation, one-time transaction costs or any FLMN cash G&A costs incurred prior to closing. (1)

Assets are in basins that have comprised a majority of total U.S. spuds since 01/01/16 Sitio’s mineral and royalty position attracts E&P operator capital (% of U.S. spuds) Source: Enverus well data as of 05/26/22. Appalachian

Sitio’s large spud and permit inventory provides visibility into near-term production growth and development potential Net PDP wells drilled prior to 01/01/19 Net PDP wells drilled since 01/01/19 Only 40 net PDP wells since 1/1/19 vs. 19 line-of-sight wells currently Note: Wells as of 06/06/22 and includes wells on all acquisitions signed to date. All wells normalized to 5,000’.

Sitio has substantial line-of-sight inventory in partnership with top-tier operators Other 11 Net Spuds Other 8 Net Permits Note: All well data as of 06/06/22 and includes wells on all acquisitions signed to date. All wells normalized to 5,000’.

Sitio's financial philosophy and capitalization

SITIO ROYALTIES

Focused on maximizing value and maintaining balance sheet strength

Financial philosophy

- Generate robust free cash flow
- Return at least 65% of discretionary cash flow[1] to shareholders via dividends
- Maintain underwriting discipline for accretive acquisitions
- Maintain conservative and financially flexible capital structure

Capitalization table[2]

($ in mm)	
Cash and cash equivalents	$9
Revolving credit facility borrowings [3]	$172
Pro forma operating statistics	
1Q22 LTM adjusted EBITDA	$216
1Q22 annualized adjusted EBITDA	$317
Borrowing base[4]	$300
Pro forma liquidity	$137
Net debt / 1Q22 annualized adjusted EBITDA	0.5x

(1) Discretionary cash flow defined as adjusted EBITDA less cash interest and cash taxes.
(2) Capitalization as of 06/06/22.
(3) Credit facility borrowings give effect to transaction expenses and assumes completion of acquisitions signed to date.
(4) Borrowing base gives effect to new combined company revolving credit facility.

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Sitio’s capital allocation framework Management team is incentivized to maximize dividends and stock price appreciation Direct alignment of interests with public shareholders without limiting financial flexibility First priority for retained cash is to protect the balance sheet Retained cash also allows Sitio to opportunistically make cash acquisitions Sitio Capital Allocation 35% 65% Sitio expects to retain approximately Sitio expects to pay a dividend of at least of its discretionary cash flow to shareholders of its discretionary cash flow 35% 65%

Sitio’s governance model provides strong alignment with shareholders Management Incentive compensation is 100% equity based, with emphasis on total shareholder return instead of relative returns or growth with no relationship to shareholder returns Initial equity awards are based on trading price around closing of merger; no vested legacy stock compensation or incentive units Experienced, dedicated management team is 100% focused on mineral and royalty business, not on an operated or non-operated position, other business lines or companies Board and management compensation is structured to drive total long-term shareholder returns Capital allocation policy prioritizes return of capital to shareholders SHAREHOLDERS Board of Directors Best in Class Governance Model Incentivizes Board and Management to Optimize Shareholder Returns 6 of 7 members of the board of directors are independent Director compensation is substantially all equity

Leading example of environmental and social responsibility Environmental Social Employee base and Board reflective of a culture that values diversity Over 50% of Sitio’s employees are women 4 out of 7 board members are diverse Management team and employees have experience across the oil and gas value chain to provide unique perspectives on minerals Zero environmental liabilities No scope 1 and negligible scope 2 emissions Sitio’s lease form provides an economic disincentive for flaring gas Target minerals under operators with strong environmental track records

Sitio’s management team and Board of Directors Chris Conoscenti CEO and Director 21 years of experience Carrie Osicka CFO 17 years of experience Jarret Marcoux EVP of Engineering and Acquisitions 17 years of experience Britton James EVP of Land 16 years of experience Brett Riesenfeld EVP, General Counsel, and Secretary 12 years of experience Steven Jones 27 years of experience Morris Clark 31 Years of experience Alice Gould 38 years of experience Noam Lockshin Chairman 15 years of experience Allen Li 11 years of experience Chris Conoscenti 21 years of experience Claire Harvey 21 years of experience Management team Board of Directors

Appendix

Delaware Basin overview Acreage footprint by drilling spacing unit Asset summary Top operators(2) (1)NRAs pro forma for all acquisitions signed to date. (2)Top operators based on publicly reported production data for the quarter ending 03/31/22. (1)

Midland Basin overview Acreage footprint by drilling spacing unit Asset summary Top operators(2) (1)NRAs pro forma for all acquisitions signed to date. (2)Top operators based on publicly reported production data for the quarter ending 03/31/22. (1)

Eagle Ford shale overview Acreage footprint by drilling spacing unit Asset summary Top operators(1) (1)Top operators based on publicly reported production data for the quarter ending 03/31/22.

Appalachian Basin overview Acreage footprint by drilling spacing unit Asset summary Top operators(1) (1)Top operators based on publicly reported production data for the quarter ending 03/31/22.

Contact Information Ross Wong Senior Director of Corporate Finance and Investor Relations Phone: (720) 640-7647 Email: IR@sitio.com Corporate Headquarters: 1401 Lawrence Street, Suite 1750 Denver, CO 80202 Houston Office: 609 Main Street, Suite 3950 Houston, TX 77002